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                                                                    Exhibit 10.7

                                BONUS AGREEMENT

         This BONUS AGREEMENT ("Agreement"), dated as of January 5, 1998, is among SH Holdings Corp. ("Holdings"), Steel Heddle Mfg. Co. ("Steel Heddle," and together with Holdings and any of their subsidiaries, the "Company") and the employees of the Company signatory hereto (each an "Executive" and collectively, the "Executives"). Certain capitalized terms used in this Agreement are defined in paragraph 8 hereof.

1. Target Bonus. For the fiscal year beginning on January 5, 1998 and ending on January 2, 1999 (the "1998 Fiscal Year"), and each fiscal year thereafter during the term hereof, each Executive shall be entitled to an annual bonus ("Target Bonus") in an amount equal to (x) his Base Salary times (y) the applicable Bonus Percentage set forth on Attachment 1 to such Executive's copy of this Agreement.

         A Target Bonus shall only be payable to the Executives if the Company meets its performance goal (the "Target") established by the Board of Directors of EBIT equal to $19,369,000 (before non-recurring or extraordinary expense add-backs) for the 1998 Fiscal Year.

2. Target Bonus Portion. If the Company's performance level is not at Target, each Executive shall be entitled to an annual bonus ("Target Bonus Portion"), if any, in an amount equal to his Target Bonus adjusted as follows:

         (i) if actual EBIT is greater than ninety percent (90%) of Target for such fiscal year but not greater than one hundred percent (100%) of Target for such fiscal year, the Target Bonus Portion for such fiscal year shall equal the sum of (x) sixty percent (60%) of Target Bonus plus (y) the Target Bonus multiplied by the following fraction:

                       4 x    [ actual EBIT - (90% of Target)  ]
                                -----------------------------
                                         Target

         (ii) if actual EBIT is greater than one hundred percent (100%) of Target for such fiscal year but not greater than one hundred twenty percent (120%) of Target for





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         such fiscal year, the Target Bonus Portion for such fiscal year shall equal the sum of (x) seventy percent (70%) of Target Bonus plus (y) the Target Bonus multiplied by the following fraction:

                           3 x   [ actual EBIT - (90% of Target) ]
                                   -----------------------------
                                           Target

         (iii) if actual EBIT is greater than one hundred twenty percent (120%) of Target for such fiscal year, then the Target Bonus Portion with respect to such fiscal year shall equal one hundred sixty percent (160%) of the Target Bonus.

Determinations of the amount of EBIT and all other matters in connection with the Target Bonus and the Target Bonus Portion shall be made in good faith by the Board of Directors, based upon the Company's financial statements (to the extent possible), and such determination, if made in good faith, shall be conclusive and binding upon the Company and the Executives. In the event of any acquisition, merger, recapitalization or other similar event, or any change in generally accepted accounting principles or the application thereof, the Board of Directors, in its sole discretion, may make such adjustments to the Target, to the calculation of the Target Bonus and the Target Bonus Portion, to the definition of EBIT or to the other provisions hereof as the Board of Directors may deem necessary or reasonably desirable so that the right of each Executive to a Target Bonus or Target Bonus Portion hereunder shall appropriately relate to the results of operations of the consolidated assets of the Company and its Subsidiaries after giving effect to such event. Each determination of the Target Bonus or Target Bonus Portion shall use as a reference point the Company's annual audited financial statements, and, if made in good faith, shall be conclusive and binding upon the Company and the Executives, absent manifest error.

3.       Termination of Employment.

         a. If an Executive's employment ends before the end of a fiscal year for any of the following reasons:

                 i.       in the event of the Executive's death;

                 ii.      in the event of the Executive's Incapacity;

                 iii. in the event the Executive terminates his employment with the Company for Good Reason;

                 iv. in the event the Company terminates Executive's employment without Cause; or

                 v. in the event of retirement which entitles the Executive to receive benefits under the Company's retirement plans,





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then the Executive shall be paid his Target Bonus or Target Bonus Portion, as applicable, prorated for the time of his actual employment during the fiscal year.

         b. If an Executive's employment ends for a reason other than those enumerated in subparagraph 3.a above, the Executive shall not receive a bonus based on the Company's performance for the fiscal year.

Notwithstanding any Target Bonus or Target Bonus Portion to be paid by the Company to an Executive pursuant to this paragraph 3, this Agreement shall automatically terminate upon the termination of an Executive's employment with the Company for any reason.

4. Payment. Payment of all amounts due under this Agreement shall be made promptly after audited financial statements for the fiscal year are sent to shareholders.

5. Term. Subject to earlier termination as provided in paragraph 3, this Agreement shall be effective for the 1998 Fiscal Year and shall renew annually for one-year terms unless terminated pursuant to the terms hereof. This Agreement may be terminated or the provisions hereof modified by the Board of Directors for any subsequent fiscal year if the Board takes actions, and the written notice thereof is given, at least ninety (90) days prior to the beginning of such fiscal year.

6. Termination of Prior Bonus Plans and Agreements. Each Executive hereby agrees that the terms of this Agreement shall determine any and all rights and obligations relating to performance bonuses or profit-sharing awards owed to the Executive by the Company. Any plan or policy of the Company (including its Annual Bonus Plan for 1997) and any prior agreement, whether written or oral, between the Company and any Executive relating to the payment of any performance bonus or profit-sharing award to the Executive by the Company is hereby terminated and of no effect. Consistent with the understanding of the Company and the Executives, the terms of this performance bonus/profit-sharing Agreement may be amended from time to time based on the Company's attaining certain performance goals established with regard to changing circumstances of the Company.

7.       Definitions.

         "Base Salary" means, with respect to an Executive, the annual salary of the Executive as established by the Company with respect to that Executive. Each Executive's Base Salary for the 1998 Fiscal Year is set forth on Attachment 1 to such Executive's copy of this Agreement. For the fiscal year commencing January 3, 1999, each Executive's Base Salary shall increase by 3% per annum.

         "Bonus Percentage" means, with respect to an Executive, the percentage set forth in paragraph 1 with respect to that Executive.





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         "Board" means the Board of Directors of SH Holdings Corp. or Steel
Heddle Mfg. Co.

         "Cause" means (a) a material failure, refusal or neglect to perform and discharge the duties and responsibilities of the Executive's employment,
(b) a willful action that is materially inconsistent with the Executive's employment, (c) a material breach of fiduciary duties by the Executive as an officer or member of the Board or any of its subsidiaries or affiliates, (d) gross misconduct by the Executive that is injurious to the Company or any of its subsidiaries or affiliates, or (e) conviction of a felony involving the personal dishonesty of the Executive.

         "Company" means SH Holdings Corp., Steel Heddle Mfg. Co. and any of their subsidiaries.

         "EBIT" shall mean, with respect to any fiscal period, the consolidated net income of the Company and its subsidiaries for such fiscal period determined in accordance with generally accepted accounting principles, plus
(1) all amounts deducted in computing such net income in respect of interest accrued, plus (2) all amounts deducted in computing such net income in respect of taxes based upon or measured by income, plus, (3) all amounts deducted in computing such net income in respect of fees paid or accrued to BCC Industrial Services, Inc., or any successor thereto or affiliate thereof performing similar services if such successor or affiliate is also an affiliate of the Company, plus (4) all expenses incurred by the Company in connection with any transaction resulting in a change of control of the Company or its parent or a recapitalization or refinancing determined in accordance with generally accepted accounting principles on a consolidated basis, minus (5) all amounts added in computing such net income resulting from extraordinary or non-recurring gains or from the write-up of any assets, and minus (6) any amounts included in net income in respect of income earned or accrued other than in the ordinary conduct of the Company's business.

         "Executive" means any employee of the Company signatory hereto.

         "1998 Fiscal Year" means the fiscal year commencing on January 5, 1998 and ending on January 2, 1999.

         "Good Reason" means (a) any removal of the Executive from the position indicated in paragraph 1 hereof except in connection with termination of the Executive's employment for Cause or a reduction in the Executive's Base Salary, or (b) a reduction in benefits payable under this Agreement or under the Severance Policy of the Company adopted by the Company on December 5, 1997, or
(c) any other willful action by the Company that is materially inconsistent with the terms of this Agreement.

         "Incapacity" means physical disability which renders an Executive unable to satisfactorily perform his duties.





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         "Target" means the performance goals of the Company, measured in terms of EBIT, as established by Company management and approved by the Board of Directors as part of its annual operating plan. For the 1998 Fiscal Year, Target is EBIT equal to $19,369,000 (before non-recurring or extraordinary expense add-backs).

         "Target Bonus" means, with respect to an Executive, the annual bonus amount to be paid by the Company to such Executive pursuant to paragraph 1.

         "Target Bonus Percentage" means the percentage set forth in paragraph 2 with respect to the Company's relevant Target Percentage Level.

         "Target Bonus Portion Amount" means, with respect to an Executive, the annual bonus amount, expressed as a percentage of the applicable Target Bonus for such Executive, to be paid by the Company to such Executive pursuant to paragraph 2.

         "Target Percentage Level" means the performance level of the Company, expressed as a percentage of Target.






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         If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and return a copy to the undersigned, whereupon it shall become a binding agreement between the Company and each of you.



                              Very truly yours,

                              SH HOLDINGS CORP.


                              By:/s/ Benjamin G. Team
                                 ---------------------------------
                                 Title: President

                              STEEL HEDDLE MFG. CO.

                              By: /s/ Benjamin G. Team
                                  --------------------------------
                                 Title: President

Accepted and agreed to by the following Executives:


/s/ Benjamin G. Team
------------------------------
Benjamin G. Team


/s/ Robert W. Dillon
------------------------------
Robert W. Dillon


/s/ Jerry B. Miller
------------------------------
Jerry B. Miller


/s/ J. Brant Connor
------------------------------
J. Brant Conner


/s/ Thomas A. Korbutt
------------------------------
Thomas A. Korbutt


/s/ Edward J. Treglia
------------------------------
Edward J. Treglia





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/s/ John D. Wright
-----------------------------------------------
John D. Wright


/s/ C. Randall Boggs
----------------------------------------------
C. Randall Boggs





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                                  ATTACHMENT 1
                                  ------------

                                                                                         1998
                                                               Bonus                 Fiscal Year
         Name                            Title               Percentage               Base Salary
         ----                            -----               ----------               -----------
Benjamin G. Team                President and Chief             45%                      $294,000
                                 Executive Officer

                                  ATTACHMENT 1
                                  ------------

                                                                                         1998
                                                               Bonus                 Fiscal Year
      Name                           Title                  Percentage               Base Salary
      ----                           -----                  ----------               -----------
Robert W. Dillon                Executive Vice                  45%                      $219,000
                                 President

                                  ATTACHMENT 1
                                  ------------

                                                                                         1998
                                                               Bonus                 Fiscal Year
     Name                             Title                 Percentage               Base Salary
     ----                             -----                 ----------               -----------
Jerry B. Miller                 Vice President -                45%                      $187,000
                                  Finance & Secretary

                                  ATTACHMENT 1
                                  ------------


                                                                                         1998
                                                               Bonus                 Fiscal Year
     Name                            Title                  Percentage               Base Salary
     ----                            -----                  ----------               -----------
J. Brant Conner                 Sales Manager                   25%                      $135,000





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                                  ATTACHMENT 1
                                  ------------


                                                                                         1998
                                                               Bonus                 Fiscal Year
      Name                           Title                  Percentage               Base Salary
      ----                           -----                  ----------               -----------
Thomas A. Korbutt               Vice President -                25%                      $125,000
                                  Frame Division

                                  ATTACHMENT 1
                                  ------------


                                                                                         1998
                                                               Bonus                 Fiscal Year
      Name                           Title                  Percentage               Base Salary
      ----                           -----                  ----------               -----------
Edward J. Treglia               Manager - Rolled                25%                       $90,000
                                  Products Division

                                  ATTACHMENT 1
                                  ------------


                                                                                         1998
                                                               Bonus                 Fiscal Year
     Name                            Title                  Percentage               Base Salary
     ----                            -----                  ----------               -----------
John D. Wright                  Manager - Heddle                25%                      $110,000
                                  Division





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                                  ATTACHMENT 1
                                  ------------


                                                                                         1998
                                                               Bonus                 Fiscal Year
      Name                          Title                   Percentage               Base Salary
      ----                          -----                   ----------               -----------
C. Randall Boggs                Manager - Reed                  25%                      $100,000
                                  Division